SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-12

                          THE GABELLI EQUITY TRUST INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         THE GABELLI EQUITY TRUST INC.

                           One Corporate Center Rye,
                              New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2010

                                   ----------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Equity Trust Inc., a Maryland corporation (the "Fund"), will be held on Monday, May 17, 2010, at 9:30 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 and at any adjournments thereof (the "Meeting"), for the following purposes:

     1. To elect three (3) Directors of the Fund by the holders of the Fund's Common Stock and holders of its Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (together, the "Preferred Stock"), voting together as a single class (PROPOSAL 1); and

     2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These items are discussed in greater detail in the attached Proxy
     Statement.

     The close of business on March 15, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES WHICH ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Directors,


                                        PETER D. GOLDSTEIN
                                        ACTING SECRETARY

April 7, 2010

              INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                         VALID SIGNATURE
------------                         ---------------
CORPORATE ACCOUNTS
(1) ABC Corp.                        ABC Corp.
(2) ABC Corp.                        John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer          John Doe
(4) ABC Corp., Profit Sharing Plan   John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust                        Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78                   Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA    John B. Smith
(2) John B. Smith, Executor
    Estate of Jane Smith             John B. Smith, Executor

                   INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with each of the Notice of Internet Availability of Proxy Materials and the proxy card.

                          THE GABELLI EQUITY TRUST INC.

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2010

                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," the members of which are referred to as "Directors") of The Gabelli Equity Trust Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 17, 2010, at 9:30 a.m. at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A notice of Internet Availability of Proxy Materials is being mailed on April 7, 2010.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained The Altman Group to assist in the solicitation of proxies for an estimated fee of $750 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing printing and mailing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT www.gabelli.com.

     If the proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 15, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (the "Common Stock"), and preferred stock consisting of
(i) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"),
(ii) 5.875% Series D Cumulative Preferred Stock ("Series D Preferred"), (iii) Series E Auction Rate Cumulative Preferred Stock ("Series E Preferred"), and
(iv) 6.20% Series F Cumulative Preferred Stock ("Series F Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock" and together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. On the record date, there were 180,862,988 shares of Common Stock, 2,880 shares of Series C Preferred, 2,363,860 shares of Series D Preferred, 1,120 shares of Series E Preferred, and 5,850,402 shares of Series F Preferred outstanding.

     As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Common Stock or Preferred Stock.

                  SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL            COMMON STOCKHOLDERS                  PREFERRED STOCKHOLDERS
--------            -------------------                  ----------------------
1. Election of      Common and Preferred Stockholders,   Common and Preferred Stockholders,
   Directors        voting together as a single class,   voting together as a single class,
                    vote to elect three Directors:       vote to elect three Directors:
                    Mario J. Gabelli                     Mario J. Gabelli
                    Thomas E. Bratter, and               Thomas E. Bratter, and
                    Arthur V. Ferrara                    Arthur V. Ferrara

2. Other Business   Common and Preferred Stockholders, voting together as a single class

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

     The Board of Directors consists of eight Directors, seven of whom are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Fund divides the Board into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, CFA, Thomas E. Bratter, and Arthur
V. Ferrara have each been nominated by the Board for election to serve for a three-year term to expire at the Fund's 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Directors of the Fund has served in that capacity since the July 14, 1986 organizational meeting of the Fund with the exception of (i) Mr. Conn, who became a Director of the Fund on May 15, 1989, (ii) Mr. Fahrenkopf, who became a Director of the Fund on May 11, 1998, (iii) Mr. Colavita, who became a Director of the Fund on November 17, 1999, and (iv) Mr. Ferrara, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2013 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Thomas E. Bratter
Arthur V. Ferrara

DIRECTORS SERVING UNTIL 2012 ANNUAL MEETING OF SHAREHOLDERS
James P. Conn
Anthony R. Pustorino

DIRECTORS SERVING UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

     Under the Fund's Articles of Incorporation, Articles Supplementary, and the 1940 Act, holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, Articles Supplementary, and By-Laws. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Fund's Preferred Stock. Messrs. Colavita's and Conn's terms as Directors are scheduled to expire at the Fund's 2011 and 2012 Annual Meeting of Shareholders, respectively, and therefore they are not standing for election at this Meeting.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the table below are the existing Directors, including those Directors who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Directors"), for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

                             TERM OF                                                                                NUMBER OF
                            OFFICE AND                                                                            PORTFOLIOS IN
    NAME, POSITION(S)       LENGTH OF                                                  OTHER DIRECTORSHIPS       FUND COMPLEX(3)
       ADDRESS(1)              TIME              PRINCIPAL OCCUPATION(S)                 HELD BY DIRECTOR            OVERSEEN
         AND AGE            SERVED(2)             DURING PAST FIVE YEARS              DURING PAST FIVE YEARS       BY DIRECTOR
    -----------------     -------------  ---------------------------------------  -----------------------------  ---------------
INTERESTED DIRECTOR/NOMINEE(4):
MARIO J. GABELLI          Since 1986*    Chairman and Chief Executive Officer of  Director of Morgan Group              26
Director and                             GAMCO Investors, Inc. and Chief          Holdings, Inc. (holding
Chief Investment Officer                 Investment Officer - Value Portfolios    company); Chairman of the
Age: 67                                  of Gabelli Funds, LLC and GAMCO Asset    Board of LICT Corp.
                                         Management Inc.; Director/Trustee or     (multimedia and communication
                                         Chief Investment Officer of other        services); Director of CIBL,
                                         registered investment companies in the   Inc. (broadcasting and
                                         Gabelli/GAMCO Funds complex; Chairman    wireless communications)
                                         and Chief Executive Officer of GGCP,
                                         Inc.

INDEPENDENT DIRECTORS/NOMINEES(5):

THOMAS E. BRATTER         Since 1986*    Director, President, and Founder of The                --                       4
Director                                 John Dewey Academy (residential college
Age: 70                                  preparatory therapeutic high school)

ANTHONY J. COLAVITA(6)    Since 1999***  President of the law firm of Anthony J.                --                      34
Director                                 Colavita, P.C.
Age: 74

JAMES P. CONN(6)          Since 1989**   Former Managing Director and Chief       Director of First Republic            18
Director                                 Investment Officer of Financial          Bank (banking) through
Age: 72                                  Security Assurance Holdings Ltd.         January 2008 and LaQuinta
                                         (insurance holding company) (1992-1998)  Corp. (hotels) through
                                                                                  January 2006

FRANK J. FAHRENKOPF, JR.  Since 1998***  President and Chief Executive Officer    Director of First Republic             6
Director                                 of the American Gaming Association;      Bank (banking) until mid
Age: 70                                  Co-Chairman of the Commission on         September 2007
                                         Presidential Debates; Former Chairman
                                         of the Republican National Committee
                                         (1983-1989)

ARTHUR V. FERRARA         Since 2001*    Former Chairman of the Board and                    --                          8
Director                                 Chief Executive Officer of The
Age: 79                                  Guardian Life Insurance Company of
                                         America (1993-1995)

ANTHONY R. PUSTORINO      Since 1986**   Certified Public Accountant;             Director of The LGL Group,            13
Director                                 Professor Emeritus, Pace University      Inc. (diversified
Age: 84                                                                           manufacturing)

                             TERM OF                                                                                NUMBER OF
                            OFFICE AND                                                                            PORTFOLIOS IN
    NAME, POSITION(S)       LENGTH OF                                                  OTHER DIRECTORSHIPS       FUND COMPLEX
       ADDRESS(1)              TIME              PRINCIPAL OCCUPATION(S)                 HELD BY DIRECTOR            OVERSEEN
         AND AGE            SERVED(2)             DURING PAST FIVE YEARS              DURING PAST FIVE YEARS      BY DIRECTOR(3)
    -----------------     -------------  ---------------------------------------  -----------------------------  ---------------
SALVATORE J. ZIZZA        Since 1986***  Chairman and Chief Executive Officer of  Director of Harbor                    28
Director                                 Zizza & Co., Ltd. (private holding       BioSciences, Inc.
Age: 64                                  company) and Chief Executive Officer of  (biotechnology) and Trans-Lux
                                         General Employment Enterprises, Inc.     Corporation (business
                                                                                  services); Chairman of each
                                                                                  of BAM (manufacturing);
                                                                                  Metropolitan Paper Recycling
                                                                                  (recycling); Bergen Cove
                                                                                  Realty Inc. (real estate);
                                                                                  Bion Environmental
                                                                                  Technologies (technology)
                                                                                  (2005-2008); Director of
                                                                                  Earl Scheib Inc. (automotive
                                                                                  painting) through April 2009

OFFICERS(7):
BRUCE N. ALPERT           Since 2003     Executive Vice President (since 1999)
President                                and Chief Operating Officer (since
Age: 58                                  1988) of Gabelli Funds, LLC; Chairman
                                         of Teton Advisors, Inc. since July 2008
                                         and Director and President from 1998
                                         through June 2008; Senior Vice
                                         President of GAMCO Investors, Inc.
                                         since 2008; Officer of all of the
                                         registered investment companies in the
                                         Gabelli/GAMCO Fund Complex, since 1988

CARTER W. AUSTIN          Since 2000     Vice President of the Fund since 2000;
Vice President                           Vice President of other registered
Age: 43                                  investment companies in the Gabelli/
                                         GAMCO Fund Complex; Vice President of
                                         Gabelli Funds, LLC since 1996

JOSEPH H. EGAN            Since March    Assistant Treasurer of the Fund since
Acting Treasurer          2010           2004; Assistant Treasurer of all of the
                                         other registered investment companies
                                         in the Gabelli/GAMCO Fund Complex.

PETER D. GOLDSTEIN                       Director of Regulatory Affairs for
Chief Compliance Officer  Since 2004     GAMCO Investors, Inc. since 2004;
Acting Secretary          Since March    Chief Compliance Officer of all of the
Age: 56                   2010           registered investment companies in the
                                         Gabelli/GAMCO Fund Complex

MOLLY A.F. MARION         Since 2009     Vice President of The Gabelli Global
Vice President and                       Gold, Natural Resources & Income Trust
Ombudsman                                since 2005; Assistant Vice President of
Age: 56                                  GAMCO Investors, Inc. since 2006

AGNES MULLADY(8)          Since 2006     Senior Vice President of GAMCO
Treasurer and Secretary                  Investors, Inc. since 2009; Vice
Age: 51                                  President of Gabelli Funds, LLC since
                                         2007; Officer of all of the registered
                                         investment companies in the Gabelli/
                                         GAMCO Fund Complex; Senior Vice
                                         President of U.S. Trust Company, N.A.
                                         and Treasurer and Chief Financial
                                         Officer of Excelsior Funds from
                                         2004-2005

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the succes or or successors elected to such class serve for a three-year term.

(3) The "Fund Complex" or the "Gabelli/GAMCO Fund Complex" includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with the Fund's Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of Common Stock of the Fund.

(5) Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Directors.

(6)  As a Director, elected solely by holders of the Fund's Preferred
     Stock.

(7) Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(8) Agnes Mullady is on a leave of absence for a limited period of time.

*    Nominee to serve, if elected, until the Fund's 2013 Annual
     Meeting of Shareholders and until his successor is duly elected and qualified.

** Term continues until the Fund's 2012 Annual Meeting of Share holders and until his successor is duly elected and qualified.

*** Term continues until the Fund's 2011 Annual Meeting of Share holders and until his successor is duly elected and qualified.

     The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his duties effectively has been attained in large part through the Director's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

     MARIO J. GABELLI. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.

     THOMAS E. BRATTER. Dr. Bratter is the Director, Founder and President of The John Dewey Academy, a residential college preparatory therapeutic high school in Massachusetts. He is also a Director of the International Center for Study of Psychiatry and Psychology, Vice President of the Small Boarding Schools Association and a Trustee of the Majorie Polikoff Estate. In addition to serving on the boards of other funds in the Fund Complex, Dr. Bratter has been an active investor in publicly traded equities for over 40 years. Dr. Bratter also serves on the Advisory Board of the American Academy of Health Providers in Addictive Disorders and sits on the editorial boards of six professional journals. Prior to establishing and managing The John Dewey Academy, Dr. Bratter was in private practice as a psychotherapist and taught psychology at Columbia University as an adjunct faculty for over 20 years. Dr. Bratter also founded and sat on the boards of six community based programs and authored numerous articles and books concerning the treatment and education of adolescents with behavioral problems, substance abuse problems, or learning difficulties. Dr. Bratter received his Bachelor of Arts from Columbia College, and a Masters, Masters in Education, and Doctorate in Education from Columbia University.

     ANTHONY J. COLAVITA, ESQ. Mr. Colavita is a practicing attorney with over 49 years of experience, including the area of business law. He is the Chair of the Fund's Nominating Committee and is a member of the Fund's Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as special counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

     JAMES P. CONN. Mr. Conn, the lead independent Director of the Fund, is a member of the Fund's Proxy Voting Committee and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer, and has been a director of several public companies in banking and other industries, for some of which he was lead Director and/or Chair of various committees. Mr. Conn received his Bachelor of Science in Business Administration from Santa Clara University.

     FRANK J. FAHRENKOPF, JR. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association ("AGA"), the trade group for the gaming industry. Additionally, he serves on certain board committees with respect to other Funds in the Fund Complex on whose board he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute (IRI), which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia and 20 other nations. Prior to becoming the AGA's first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative and corporate matters for multinational, foreign and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan's presidency. He is the former Chairman and remains a member of the Finance Committee of the Culinary Institute of America. He additionally had over 20 years' experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

     ARTHUR V. FERRARA. Mr. Ferrara is the former Chairman of the Board Chief Executive Officer of The Guardian Life Insurance Company of America and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He also is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara serves as Chairman of the Fund's Pricing Committee and is a member of the Fund's Nominating and Proxy Voting Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of Holy Cross.

     ANTHONY R. PUSTORINO. Mr. Pustorino is a Certified Public Accountant and a Professor Emeritus of Pace University and has over 40 years of experience in public accounting. Mr. Pustorino is Chair of the Fund's Audit Committee and Proxy Voting Committee and has been designated as the Fund's Audit Committee Financial Expert. Mr. Pustorino also serves on comparable committees of other boards in the Funds Complex. Mr. Pustorino is also Chair of the Audit Committee and Director of LGL Group, Inc., a diversified manufacturing company. He was previously the President and Shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He was both the Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Boards of Accountancy. He was a Member of the Executive Committee and Vice President of the New York State Society of CPAs, and was the Chair or Member of many of its technical committees. He was a Member of Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

     SALVATORE J. ZIZZA. Mr. Zizza is the Chairman of a consulting firm. He is a member of the Fund's Audit Committee, Nominating Committee, Pricing Committee, and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.

DIRECTORS -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

     Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to deal with specific matters or assigns one of its members to participate with Trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

     All of the Fund's Directors other than Mr. Mario Gabelli are independent Directors, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

     The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.
     The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FAMILY OF INVESTMENT COMPANIES FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

                                  DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                     SECURITIES HELD         SECURITIES HELD IN FAMILY OF
NAME OF DIRECTOR/NOMINEE              IN THE FUND*(1)         INVESTMENT COMPANIES*(1)(2)
------------------------          ----------------------   --------------------------------
INTERESTED DIRECTOR/NOMINEE:
Mario J. Gabelli                            E                             E
INDEPENDENT DIRECTORS/NOMINEES:
Thomas E. Bratter                           E                             E
Anthony J. Colavita**                       C                             E
James P. Conn                               E                             E
Frank J. Fahrenkopf, Jr.                    A                             B
Arthur V. Ferrara                           B                             E
Anthony R. Pustorino**                      D                             E
Salvatore J. Zizza                          D                             E

----------
*    Key to Dollar Ranges

     A.   None

     B.   $1 - $10,000

     C.   $10,001 - $50,000

     D.   $50,001 - $100,000

     E.   Over $100,000

     All shares were valued as of December 31, 2009.

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $4,389 and $10,146, respectively, as of December 31, 2009. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Director and nominee for election as Director as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The term "Family of Investment Companies" includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors, as related companies for purposes of investment and investor services. Currently the registered funds that comprise the "Fund Complex" are identical to those that comprise the "Family of Investment Companies."

     Set forth in the table below is the amount of shares beneficially owned by each Director, nominee for election as Director, and executive officer of the Fund.

                                           AMOUNT AND NATURE OF          PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE/OFFICER         BENEFICIAL OWNERSHIP (1)         OUTSTANDING (2)
--------------------------------   -----------------------------------   -----------------
INTERESTED DIRECTOR/NOMINEE:
   Mario J. Gabelli                            1,616,704(3)                      *
INDEPENDENT DIRECTORS/NOMINEES:
   Thomas E. Bratter                              43,900                         *
   Anthony J. Colavita                             2,835(4)                      *
   James P. Conn                                  58,646                         *
   Frank J. Fahrenkopf, Jr.                            0                         *
   Arthur V. Ferrara                                 200                         *
   Anthony R. Pustorino                           13,618(5)                      *
   Salvatore J. Zizza                             10,890                         *
OFFICERS:
   Bruce N. Alpert                          793 Common Shares                    *
                                   2,610 Series D Preferred Shares(6)            *
                                   8,800 Series F Preferred Shares(7)            *

Agnes Mullady                                       0                            *

----------
(1) This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2009. "Beneficial Ownership" is determined in accordance with Rule 16a-l(a)(2) of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Directors, including nominees for election as Director, and executive officers ownership as a group constitutes less than 1% of the total Common Stock or Preferred Stock outstanding.

(3) Comprised of 947,963 shares owned directly by Mr. Gabelli, 37,358 shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 631,383 shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) All 2,835 shares of Common Stock are owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.

(5) Includes 2,630 shares of Common Stock owned by Mr. Pustorino's spouse for which he disclaims beneficial ownership.

(6) All 2,610 shares of Preferred Stock are owned by Mr. Alpert's spouse for which he disclaims beneficial ownership.

(7) Includes 8,000 shares of Preferred Stock owned by Mr. Alpert's spouse for which he disclaims beneficial ownership.

     The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $12,000 per year plus $1,500 per Board meeting attended, $1,000 per standing Committee meeting attended, and $500 per telephonic meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent Director receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2009 amounted to $143,313. During the fiscal year ended December 31, 2009, the Directors of the Fund met four times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

THE AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Directors on February 24, 2010. The Audit Charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

     Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 23, 2010, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2009, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) ("PCAOB") in Rule 3200T. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2009.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS
Anthony R. Pustorino, Chairman
Anthony J. Colavita
Salvatore J. Zizza
February 24, 2010

     The Audit Committee met twice during the fiscal year ended December 31, 2009. The Audit Committee is composed of three of the Fund's Independent Directors, namely Messrs. Colavita, Pustorino, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee composed of three Independent Directors, namely Messrs. Colavita, Ferrara, and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2009. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund, and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

     - If requested by the Nominating Committee, a completed and signed directors' questionnaire.

     The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Proxy statement for the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

     The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Fund's governing documents state that a nominee for Director shall be at least 21 years of age and not older than such age, if any, as the Directors may determine and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Director's service on the Fund's Board, see the biographical information of the Directors above in the section entitled "Information about Directors and Officers."

     The Fund's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available on the Fund's website at www.gabelli.com/corporate/closed/corp_gov.html.

OTHER BOARD-RELATED MATTERS

     The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds)."

FORWARDING THE COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Fund does not expect Directors or nominees for election as Director to attend the Annual Meeting of Shareholders. Mr. Gabelli attended the Fund's Annual Meeting of Shareholders held on May 18, 2009.

     The following table sets forth certain information regarding the compensation of the Directors by the Fund and executive officers, if any, who were compensated by the Fund rather than the Adviser for the year ended December 31, 2009.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                                           AGGREGATE COMPENSATION FROM
                                  AGGREGATE COMPENSATION   THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION            FROM THE FUND            PAID TO DIRECTORS*
---------------------------       ----------------------   ---------------------------
INTERESTED DIRECTOR/NOMINEE:
MARIO J. GABELLI                          $     0                  $      0(26)
Director and
Chief Investment Officer
INDEPENDENT DIRECTORS/NOMINEES:
THOMAS E. BRATTER                         $18,000                  $ 41,000(4)
Director
ANTHONY J. COLAVITA                       $23,000                  $263,438(35)
Director
JAMES P. CONN                             $19,167                  $132,000(17)
Director
FRANK J. FAHRENKOPF, JR.                  $18,000                  $ 64,500(5)
Director
ARTHUR V. FERRARA                         $19,500                  $ 41,000(8)
Director
ANTHONY R. PUSTORINO                      $24,646                  $156,875(13)
Director
SALVATORE J. ZIZZA                       $21,000                  $199,500(27)
Director
OFFICER:
MOLLY A.F . MARION                        $75,000
Vice President and Ombudsman

----------
* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2009 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

     The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2010. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2009. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2008 and 2009, respectively.

FISCAL YEAR ENDED                AUDIT-RELATED                    ALL
DECEMBER 31         AUDIT FEES       FEES*       TAX Fees**   OTHER FEES
-----------------   ----------   -------------   ---------    -----------
2008                  $64,250       $10,580        $5,000          --
2009                  $55,400       $10,580        $5,000          --

----------
* "Audit-Related Fees" are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Standard & Poor's Rating Services.

** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

     The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2008 and December 31, 2009 were pre-approved by the Audit Committee.

     For the fiscal years ended December 31, 2008 and 2009, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the fiscal year ended December 31, 2009, the Fund believes that during that year such persons complied with all such applicable filing requirements except that Agnes Mullady omitted to file her Form 3 filing due upon taking office in 2006.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each nominee by the shareholders entitled to vote for a particular nominee is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the six months ended June 30, 2010.

"HOUSEHOLDING"

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2011 (the "2011 Annual Meeting") must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 8, 2010. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

     The Fund's By-Laws require shareholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund's Shareholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2011 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on December 8, 2011 and no later than 5:00 p.m. Eastern time on January 7, 2011; provided, however, that if the 2011 Annual Meeting is to be held on a date that is earlier than April 22, 2011 or later than June 11, 2011, such notice must be delivered to or received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2011 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund's By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2011 Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 7, 2010

                                                                     GAB-PS-2010

GABELLI FUNDS                       THE GABELLI EQUITY TRUST INC.

                                    COMMON STOCK

                                    Proxy Card for Annual Meeting of Shareholders - May 17, 2010

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and Bruce N. Alpert, and each of them, attorneys and proxies of the  undersigned,  with full powers of  substitution  and  revocation,  to represent  the  undersigned  and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut
06830 on Monday, May 17, 2010, at 9:30 a.m., and at any adjournments  thereof.  The undersigned hereby  acknowledges  receipt of the
Notice of Meeting and Proxy Statement and hereby  instructs said attorneys and proxies to vote said shares as indicated  herein.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies  present and acting at the Meeting in person or by substitute  (or, if only one shall be so present,  then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned hereby revokes any proxy previously given.

-----------------------------------------------------------------------   This  proxy,  if properly  executed,  will be voted in the
|                                                                     |   manner  directed  by the  undersigned  shareholder.  If no
| Registration dynamically printed here                               |   direction  is  made,  this  proxy  will be  voted  FOR the
|                                                                     |   election of the Nominees as Director and in the discretion
| (for formatting the top of this window should hit lateral line 2.7) |   of the  proxy  holder  as to any  other  matter  that  may
|                                                                     |   properly  come  before the  Meeting.  Please  refer to the
|                                                                     |   Proxy Statement for a discussion of Proposal No. 1.
|                                                                     |
|                                                                     |
-----------------------------------------------------------------------


                                      PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH
------------------------------------------------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY INTERNET                                      |
                   |                                                                                        |
                   | To vote on the  Internet,  go to  www.proxyonline.com  and enter the 12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY TELEPHONE                                     |
                   |                                                                                        |
                   | To vote by  telephone,  call toll free  866-458-9863  and enter the  12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   | This touch-tone voting service is available 24 hours a day, seven days a week.         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                        BY MAIL                                         |
                   |                                                                                        |
                   | To vote by mail,  mark the  appropriate  voting box on the reverse  side of this Proxy |
                   | Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope |
                   | or mail to: GABELLI FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.                         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

                    PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE GABELLI EQUITY TRUST INC.

                                                                                                   CONTROL NUMBER

                                                                                                 -------------------
                                                                                                 |                 |
                                                                                                 |   123456789123  |
                                                                                                 |                 |
                                                                                                 -------------------

                               PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

The Proxy Card must be SIGNED AND DATED for your  instructions  to be counted  and will be voted in the manner  indicated,  or if no instruction has been indicated  below, a vote will be cast FOR each nominee.  Please vote, sign and date below and return your Proxy
Card promptly in the enclosed envelope.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

-----------------------------------------------------------------------------------------
| TO VOTE FOR ALL NOMINEES IN THE SAME MANNER, PLEASE USE THE BOXES BELOW.              |
|                                                                                       |
|                                                                FOR ALL   WITHHOLD ALL |
|                                                                                       |
| The Board of Directors recommends a vote FOR                      [ ]          [ ]    |
| each Nominee.                                                                         |
-----------------------------------------------------------------------------------------

To vote for each nominee INDIVIDUALLY, please use these boxes.

                           NOMINEES                                FOR       WITHHOLD

MARIO J. GABELLI, CFA                                              [ ]          [ ]

THOMAS E. BRATTER                                                  [ ]          [ ]

ARTHUR V. FERRARA                                                  [ ]          [ ]

Please be sure to sign and date this Proxy  Card.  Please  sign  exactly as your  name(s)
appear(s) on this Proxy Card.  When shares are held by joint  tenants,  both should sign.
When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a  corporation,  please sign in full  corporate  name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


-----------------------------------------------------------------------------------------
Shareholder sign here


-----------------------------------------------------------------------------------------
Joint owner sign here


-----------------------------------------------------------------------------------------
Date:


(BARCODE HERE)                                               (TAGID HERE)                                               (CUSIP HERE)

GABELLI FUNDS                       THE GABELLI EQUITY TRUST INC.

                                    PREFERRED STOCK

                                    Proxy Card for Annual Meeting of Shareholders - May 17, 2010

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut
06830 on Monday, May 17, 2010, at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the
Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies  present and acting at the Meeting in person or by substitute  (or, if only one shall be so present,  then that one) shall have and may exercise all of the power and authority of said proxies  hereunder.  The undersigned hereby revokes any proxy previously given.

-----------------------------------------------------------------------   This  proxy,  if properly  executed,  will be voted in the
|                                                                     |   manner  directed  by the  undersigned  shareholder.  If no
| Registration dynamically printed here                               |   direction  is  made,  this  proxy  will be  voted  FOR the
|                                                                     |   election of the Nominees as Director and in the discretion
| (for formatting the top of this window should hit lateral line 2.7) |   of the  proxy  holder  as to any  other  matter  that  may
|                                                                     |   properly  come  before the  Meeting.  Please  refer to the
|                                                                     |   Proxy Statement for a discussion of Proposal No. 1.
|                                                                     |
|                                                                     |
-----------------------------------------------------------------------


                                      PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH
------------------------------------------------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY INTERNET                                      |
                   |                                                                                        |
                   | To vote on the  Internet,  go to  www.proxyonline.com  and enter the 12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                       BY TELEPHONE                                     |
                   |                                                                                        |
                   | To vote by  telephone,  call toll free  866-458-9863  and enter the  12-digit  control |
                   | number found on the reverse side of this Proxy Card. Follow the instructions provided. |
                   | This touch-tone voting service is available 24 hours a day, seven days a week.         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

(GRAPHIC)

                   ------------------------------------------------------------------------------------------
                   |                                                                                        |
                   |                                        BY MAIL                                         |
                   |                                                                                        |
                   | To vote by mail,  mark the  appropriate  voting box on the reverse  side of this Proxy |
                   | Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope |
                   | or mail to: GABELLI FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.                         |
                   |                                                                                        |
                   ------------------------------------------------------------------------------------------

                    PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE GABELLI EQUITY TRUST INC.

                                                                                                   CONTROL NUMBER

                                                                                                 -------------------
                                                                                                 |                 |
                                                                                                 |   123456789123  |
                                                                                                 |                 |
                                                                                                 -------------------

                               PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

The Proxy Card must be SIGNED AND DATED for your  instructions  to be counted  and will be voted in the manner  indicated,  or if no instruction has been indicated  below, a vote will be cast FOR each nominee.  Please vote, sign and date below and return your Proxy
Card promptly in the enclosed envelope.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

-----------------------------------------------------------------------------------------
| TO VOTE FOR ALL NOMINEES IN THE SAME MANNER, PLEASE USE THE BOXES BELOW.              |
|                                                                                       |
|                                                                FOR ALL   WITHHOLD ALL |
|                                                                                       |
| The Board of Directors recommends a vote FOR                     [ ]          [ ]     |
| each Nominee.                                                                         |
-----------------------------------------------------------------------------------------

To vote for each nominee INDIVIDUALLY, please use these boxes.

                           NOMINEES                                FOR       WITHHOLD

MARIO J. GABELLI, CFA                                              [ ]          [ ]

THOMAS E. BRATTER                                                  [ ]          [ ]

ARTHUR V. FERRARA                                                  [ ]          [ ]

Please be sure to sign and date this Proxy  Card.  Please  sign  exactly as your  name(s)
appear(s) on this Proxy Card.  When shares are held by joint  tenants,  both should sign.
When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a  corporation,  please sign in full  corporate  name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


-----------------------------------------------------------------------------------------
Shareholder sign here


-----------------------------------------------------------------------------------------
Joint owner sign here


-----------------------------------------------------------------------------------------
Date:


(BARCODE HERE)                                               (TAGID HERE)                                               (CUSIP HERE)

(BAR CODE)                                                           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                                                                     FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/10 FOR GABELLI
GABELLI EQUITY TRUST       ANNUAL MEETING TO BE HELD ON 05/17/10     EQUITY TRUST INC. -COMMON THE FOLLOWING MATERIAL IS
INC.-COMMON                AT 09:30 A.M. EDT                         AVAILABLE AT WWW.PROXYVOTE.COM                     **A**
FOR HOLDERS AS OF 03/15/10 * ISSUER CONFIRMATION COPY - INFO ONLY *  - PROXY STATEMENT

               |-----------------------------------------------|                2 -I                    -S
 1     1-0001  | THIS FORM IS PROVIDED FOR INFORMATIONAL       |
               | PURPOSES ONLY. PLEASE DO NOT USE IT FOR       |     FOR ALL NOMINEES
               | VOTING PURPOSES.                              |
               |-----------------------------------------------|  1  WITHHOLD ALL NOMINEES

362397101                                                            WITHHOLD AUTHORITY TO VOTE FOR
                                                                     ANY INDIVIDUAL NOMINEE. WRITE
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE             0010100  NUMBER(S) OF NOMINEE(S) BELOW.
FOLLOWING NOMINEES
1 - O1-MARIO J. GABELLI, CFA, 02-THOMAS E. BRATTER                                      --------------------------        (BAR CODE)
03-ARTHUR V. FERRARA
                                                                     DO NOT USE                                              X
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING OR ANY ADJOURNMENT THEREOF                              DO NOT USE                                      3

                                                                     DO NOT USE

                                                                                         362397101

                                                                     DO NOT USE                                               Z52458

                                                                     DO NOT USE
                                                                                   PLACE "X" HERE IF YOU PLAN TO ATTEND      [ ]
                                                                     DO NOT USE    AND VOTE YOUR SHARES AT THE MEETING


                                                                     DO NOT USE    (BROADRIDGE(TM) LOGO)

                                                                     DO NOT USE                                      1    (BAR CODE)

                                                                     DO NOT USE
                                                                                   51 MERCEDES WAY
                                                                                   EDGEWOOD NY 11717
                                                                     DO NOT USE

                                                                     DO NOT USE                                      1

                                                                     DO NOT USE                                    ** (GRAPHIC)

                                                                                   GABELLI FUNDS
                    |----------------------|                         DO NOT USE    ATTN: JOE EGAN
                    |  MATERIALS ELECTION  |                                       ONE CORPORATE CENTER              (GRAPHIC)
                    |----------------------|                         DO NOT USE    RYE, NY
                                                                                   105801334

AS OF JULY 1, 2007, SEC RULES PERMIT COMPANIES TO SEND       --->>>    (GRAPHIC)
YOU A NOTICE INDICATING THAT THEIR PROXY MATERIALS ARE
AVAILABLE ON THE INTERNET AND HOW YOU CAN REQUEST A MAILED                                                           (GRAPHIC)
COPY. CHECK THE BOX TO THE RIGHT IF YOU WANT TO RECEIVE
FUTURE PROXY MATERIALS BY MAIL AT NO COST TO YOU. EVEN IF
YOU DO NOT CHECK THE BOX, YOU WILL STILL HAVE THE RIGHT TO
REQUEST A FREE SET OF PROXY MATERIALS UPON RECEIPT OF A
NOTICE.

VIF11H

(BAR CODE)                                                           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                                                                     FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/10 FOR GABELLI
GABELLI EQUITY TRUST-      ANNUAL MEETING TO BE HELD ON 05/17/10     EQUITY TRUST AUCTION SERIES C THE FOLLOWING MATERIAL IS
AUCTION SERIES C           AT 09:30 A.M. EDT                         AVAILABLE AT WWW.PROXYVOTE.COM                     **A**
FOR HOLDERS AS OF 03/15/10 * ISSUER CONFIRMATION COPY - INFO ONLY *  - PROXY STATEMENT

               |-----------------------------------------------|                2 -I                    -S
 2     1-0001  | THIS FORM IS PROVIDED FOR INFORMATIONAL       |
               | PURPOSES ONLY. PLEASE DO NOT USE IT FOR       |   1 FOR ALL NOMINEES
               | VOTING PURPOSES.                              |
               |-----------------------------------------------|     WITHHOLD ALL NOMINEES

362397507                                                            WITHHOLD AUTHORITY TO VOTE FOR
                                                                     ANY INDIVIDUAL NOMINEE, WRITE
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE             0010100  NUMBER(S) OF NOMINEE(S) BELOW.
FOLLOWING NOMINEES
1 - 01-MARIO J. GABELLI, CFA, 02-THOMAS E. BRATTER,                                     --------------------------        (BAR CODE)
03-ARTHUR V. FERRARA
                                                                     DO NOT USE                                              X
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING OR ANY ADJOURNMENT THEREOF                              DO NOT USE                                      3

                                                                     DO NOT USE

                                                                                         362397507

                                                                     DO NOT USE                                               Z52458

                                                                     DO NOT USE
                                                                                   PLACE "X" HERE IF YOU PLAN TO ATTEND      [ ]
                                                                     DO NOT USE    AND VOTE YOUR SHARES AT THE MEETING


                                                                     DO NOT USE    (BROADRIDGE(TM) LOGO)

                                                                     DO NOT USE                                      2    (BAR CODE)

                                                                     DO NOT USE
                                                                                   51 MERCEDES WAY
                                                                                   EDGEWOOD NY 11717
                                                                     DO NOT USE

                                                                     DO NOT USE                                      2

                                                                     DO NOT USE                                      (GRAPHIC)

                                                                                   GABELLI FUNDS
                    |----------------------|                         DO NOT USE    ATTN: JOE EGAN
                    |  MATERIALS ELECTION  |                                       ONE CORPORATE CENTER              (GRAPHIC)
                    |----------------------|                         DO NOT USE    RYE, NY
                                                                                   105801334

AS OF JULY 1, 2007, SEC RULES PERMIT COMPANIES TO SEND       --->>>    (GRAPHIC)
YOU A NOTICE INDICATING THAT THEIR PROXY MATERIALS ARE
AVAILABLE ON THE INTERNET AND HOW YOU CAN REQUEST A MAILED                                                           (GRAPHIC)
COPY. CHECK THE BOX TO THE RIGHT IF YOU WANT TO RECEIVE
FUTURE PROXY MATERIALS BY MAIL AT NO COST TO YOU. EVEN IF
YOU DO NOT CHECK THE BOX, YOU WILL STILL HAVE THE RIGHT TO
REQUEST A FREE SET OF PROXY MATERIALS UPON RECEIPT OF A
NOTICE.

VIF11H

(BAR CODE)                                                           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                                                                     FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/10 FOR GABELLI
GABELLI EQUITY TRUST       ANNUAL MEETING TO BE HELD ON 05/17/10     EQUITY TRUST-5.875% SERIES D THE FOLLOWING MATERIAL IS
-5.875% SERIES D           AT 09:30 A.M. EDT                         AVAILABLE AT WWW.PROXYVOTE.COM                     **A**
FOR HOLDERS AS OF 03/15/10 * ISSUER CONFIRMATION COPY - INFO ONLY *  - PROXY STATEMENT

               |-----------------------------------------------|                2 -I                    -S
 4     1-0001  | THIS FORM IS PROVIDED FOR INFORMATIONAL       |
               | PURPOSES ONLY. PLEASE DO NOT USE IT FOR       |     FOR ALL NOMINEES
               | VOTING PURPOSES.                              |
               |-----------------------------------------------|  1  WITHHOLD ALL NOMINEES

362397705                                                            WITHHOLD AUTHORITY TO VOTE FOR
                                                                     ANY INDIVIDUAL NOMINEE. WRITE
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE             0010100  NUMBER(S) OF NOMINEE(S) BELOW.
FOLLOWING NOMINEES
1 - 01-MARIO J. GABELLI, CFA, 02-THOMAS E. BRATTER                                      --------------------------        (BAR CODE)
03-ARTHUR V. FERRARA
                                                                     DO NOT USE                                              X
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING OR ANY ADJOURNMENT THEREOF                              DO NOT USE                                      3

                                                                     DO NOT USE

                                                                                         362397705

                                                                     DO NOT USE                                               Z52458

                                                                     DO NOT USE
                                                                                   PLACE "X" HERE IF YOU PLAN TO ATTEND      [ ]
                                                                     DO NOT USE    AND VOTE YOUR SHARES AT THE MEETING


                                                                     DO NOT USE    (BROADRIDGE(TM) LOGO)

                                                                     DO NOT USE                                      4    (BAR CODE)

                                                                     DO NOT USE
                                                                                   51 MERCEDES WAY
                                                                                   EDGEWOOD NY 11717
                                                                     DO NOT USE

                                                                     DO NOT USE                                      4

                                                                     DO NOT USE                                      (GRAPHIC)

                                                                                   GABELLI FUNDS
                    |----------------------|                         DO NOT USE    ATTN: JOE EGAN
                    |  MATERIALS ELECTION  |                                       ONE CORPORATE CENTER              (GRAPHIC)
                    |----------------------|                         DO NOT USE    RYE, NY
                                                                                   105801334

AS OF JULY 1, 2007, SEC RULES PERMIT COMPANIES TO SEND       --->>>    (GRAPHIC)
YOU A NOTICE INDICATING THAT THEIR PROXY MATERIALS ARE
AVAILABLE ON THE INTERNET AND HOW YOU CAN REQUEST A MAILED                                                           (GRAPHIC)
COPY. CHECK THE BOX TO THE RIGHT IF YOU WANT TO RECEIVE
FUTURE PROXY MATERIALS BY MAIL AT NO COST TO YOU. EVEN IF
YOU DO NOT CHECK THE BOX, YOU WILL STILL HAVE THE RIGHT TO
REQUEST A FREE SET OF PROXY MATERIALS UPON RECEIPT OF A
NOTICE.

VIF11H

(BAR CODE)                                                           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                                                                     FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/10 FOR GABELLI
GABELLI EQUITY TRUST       ANNUAL MEETING TO BE HELD ON 05/17/10     EQUITY TRUST AUCTION SERIES E THE FOLLOWING MATERIAL IS
-AUCTION SERIES E          AT 09:30 A.M. EDT                         AVAILABLE AT WWW.PROXYVOTE.COM                     **A**
FOR HOLDERS AS OF 03/15/10 * ISSUER CONFIRMATION COPY - INFO ONLY *  - PROXY STATEMENT

               |-----------------------------------------------|                2 -I                    -S
 3     1-0001  | THIS FORM IS PROVIDED FOR INFORMATIONAL       |
               | PURPOSES ONLY. PLEASE DO NOT USE IT FOR       |     FOR ALL NOMINEES
               | VOTING PURPOSES.                              |
               |-----------------------------------------------|  1  WITHHOLD ALL NOMINEES

362397606                                                            WITHHOLD AUTHORITY TO VOTE FOR
                                                                     ANY INDIVIDUAL NOMINEE, WRITE
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE             0010100  NUMBER(S) OF NOMINEE(S) BELOW
FOLLOWING NOMINEES
1 - 01-MARIO J. GABELLI, CFA, 02-THOMAS E. BRATTER                                      --------------------------        (BAR CODE)
03-ARTHUR V. FERRARA
                                                                     DO NOT USE                                              X
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING OR ANY ADJOURNMENT THEREOF                              DO NOT USE                                      3

                                                                     DO NOT USE

                                                                                         362397606

                                                                     DO NOT USE                                               Z52458

                                                                     DO NOT USE
                                                                                   PLACE "X" HERE IF YOU PLAN TO ATTEND      [ ]
                                                                     DO NOT USE    AND VOTE YOUR SHARES AT THE MEETING


                                                                     DO NOT USE    (BROADRIDGE(TM) LOGO)

                                                                     DO NOT USE                                      3    (BARCODE)

                                                                     DO NOT USE
                                                                                   51 MERCEDES WAY
                                                                                   EDGEWOOD NY 11717
                                                                     DO NOT USE

                                                                     DO NOT USE                                      3

                                                                     DO NOT USE                                      (GRAPHIC)

                                                                                   GABELLI FUNDS
                    |----------------------|                         DO NOT USE    ATTN: JOE EGAN
                    |  MATERIALS ELECTION  |                                       ONE CORPORATE CENTER              (GRAPHIC)
                    |----------------------|                         DO NOT USE    RYE, NY
                                                                                   105801334

AS OF JULY 1, 2007, SEC RULES PERMIT COMPANIES TO SEND       --->>>    (GRAPHIC)
YOU A NOTICE INDICATING THAT THEIR PROXY MATERIALS ARE
AVAILABLE ON THE INTERNET AND HOW YOU CAN REQUEST A MAILED                                                           (GRAPHIC)
COPY. CHECK THE BOX TO THE RIGHT IF YOU WANT TO RECEIVE
FUTURE PROXY MATERIALS BY MAIL AT NO COST TO YOU. EVEN IF
YOU DO NOT CHECK THE BOX, YOU WILL STILL HAVE THE RIGHT TO
REQUEST A FREE SET OF PROXY MATERIALS UPON RECEIPT OF A
NOTICE.

VIF11H

(BAR CODE)                                                           IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                                                                     FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/10 FOR GABELLI
GABELLI EQUITY TRUST       ANNUAL MEETING TO BE HELD ON 05/17/10     EQUITY TRUST -6.20% SERIES F THE FOLLOWING MATERIAL IS
-6.20% SERIES F            AT 09:30 A.M. EDT                         AVAILABLE AT WWW.PROXYVOTE.COM                     **A**
FOR HOLDERS AS OF 03/15/10 * ISSUER CONFIRMATION COPY - INFO ONLY *  - PROXY STATEMENT

               |-----------------------------------------------|                2 -I                    -S
 5     1-0001  | THIS FORM IS PROVIDED FOR INFORMATIONAL       |
               | PURPOSES ONLY. PLEASE DO NOT USE IT FOR       |     FOR ALL NOMINEES
               | VOTING PURPOSES.                              |
               |-----------------------------------------------|  1  WITHHOLD ALL NOMINEES

362397804                                                            WITHHOLD AUTHORITY TO VOTE FOR
                                                                     ANY INDIVIDUAL NOMINEE. WRITE
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE             0010100  NUMBER(S) OF NOMINEE(S) BELOW.
FOLLOWING NOMINEES
1 - 01-MARIO J. GABELLI, CFA, 02-THOMAS E. BRATTER                                      --------------------------        (BAR CODE)
03-ARTHUR V. FERRARA
                                                                     DO NOT USE                                              X
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING OR ANY ADJOURNMENT THEREOF                              DO NOT USE                                      3

                                                                     DO NOT USE

                                                                                         362397804

                                                                     DO NOT USE                                               Z52458

                                                                     DO NOT USE
                                                                                   PLACE "X" HERE IF YOU PLAN TO ATTEND      [ ]
                                                                     DO NOT USE    AND VOTE YOUR SHARES AT THE MEETING


                                                                     DO NOT USE    (BROADRIDGE(TM) LOGO)

                                                                     DO NOT USE                                      5    (BAR CODE)

                                                                     DO NOT USE
                                                                                   51 MERCEDES WAY
                                                                                   EDGEWOOD NY 11717
                                                                     DO NOT USE

                                                                     DO NOT USE                                      5

                                                                     DO NOT USE                                      (GRAPHIC)

                                                                                   GABELLI FUNDS
                    |----------------------|                         DO NOT USE    ATTN: JOE EGAN
                    |  MATERIALS ELECTION  |                                       ONE CORPORATE CENTER              (GRAPHIC)
                    |----------------------|                         DO NOT USE    RYE, NY
                                                                                   105801334

AS OF JULY 1, 2007, SEC RULES PERMIT COMPANIES TO SEND       --->>>    (GRAPHIC)
YOU A NOTICE INDICATING THAT THEIR PROXY MATERIALS ARE
AVAILABLE ON THE INTERNET AND HOW YOU CAN REQUEST A MAILED                                                           (GRAPHIC)
COPY. CHECK THE BOX TO THE RIGHT IF YOU WANT TO RECEIVE
FUTURE PROXY MATERIALS BY MAIL AT NO COST TO YOU. EVEN IF
YOU DO NOT CHECK THE BOX, YOU WILL STILL HAVE THE RIGHT TO
REQUEST A FREE SET OF PROXY MATERIALS UPON RECEIPT OF A
NOTICE.

VIF11H